Form of Loan Repayment Agreement

     This Loan Repayment Agreement (“Agreement”) is made as of October __, 2014 by and between W&E Source Corp., a Delaware corporation (the “Company”), and ______________ (the “Lender”).

WITNESSETH

     WHEREAS, Lender extended a series of loans to the Company and as of the date of this Agreement, the outstanding aggregate balance due is $1______________ (the “Loan”);

     WHEREAS, the Company desire to provide for the payment in full of the Loan as of the date hereof in common stock of the company in lieu of cash; and

     WHEREAS, the Lender is willing to accept the Company’s common stock as payment for the Loan and release the Company of all obligations under the Loan.

     NOW, THEREFORE, the parties hereto, in consideration of the confirmation of the foregoing recitals and the mutual covenants contained herein and intending to be legally bound, hereby agree as follows:

     1.     The Lender and Company acknowledge that the Loan is the full amount of indebtedness that the Company owes to the Lender as of the date of this Agreement.

     2.     The Lender will accept as full payment of the Loan ________________ shares of the Company’s common stock, par value $0.0001 per share, at rate of $0.01 per share (the “Shares”).

     3.     The Company has duly and validly reserved the Shares for issuance shall issued the Shares to the Lender within 15 business days of the date of this Agreement and the Shares

     4.     The Lender upon receipt of the stock certificate representing the Shares, shall accept the Shares as full payment of the Loan and forever release the Company from any and all obligations and liabilities relating to the Loan.

     5.     The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to enter into and perform its obligations under this Agreement.

     6.     This Agreement executed and delivered by the Company in connection with the transactions contemplated by this Agreement, have been duly authorized, executed and delivered by the Company and is each the valid and legally binding obligation of the Company.

     7.     The Shares that are being issued to Lender, when issued, and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer, other than restrictions on transfer under this Agreement and under applicable federal and state securities laws, and will be free of all other liens and adverse claims.

     8.     The execution, delivery and performance of this Agreement will not violate any law or any order of any court or government agency applicable to the Company, as the case may be, or the Articles of Incorporation or Bylaws of the Company.

     9.     The Lender understands that the Shares have not been registered under the Securities Act of 1933, as amended, and may not be transferred or resold except pursuant to an effective registration statement or exemption from registration and each certificate representing the Shares will be endorsed with the following legend:

“THE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

“TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

     10.     This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

     11.     This Agreement may be executed in one or more counterparts. Delivery of an executed counterpart of the Agreement by facsimile transmission shall be equally as effective as delivery of an executed hard copy of the same.

[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

THE LENDER:

Name:

THE COMPANY:

W&E Source Corp.

By:
Hong Ba, CEO